UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 14, 2008

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 14, 2008, Computer Software Innovations, Inc. (the “Company”) entered into a Modification Agreement (the “Equipment Modification”) with RBC Bank (USA) (the “Bank”). The Equipment Modification amends and increases availability under the Company’s equipment financing facility with the Bank.

On February 14, 2006, the Company entered into an agreement with the Bank for a forty-two month equipment term loan of $400,000 at a fixed rate of 7.5% per year (the “Equipment Facility”). The Facility was and is collateralized by substantially all of the assets of the Company. The purpose of the term loan was to finance 2005 capital expenditures and improve availability under the Company’s primary bank credit facility for working capital purposes. On January 2, 2007, the Company entered into a modification of the Equipment Facility, whereby the equipment loan was increased to $800,000 with interest at 7.85% per annum. Following such modification, principal and interest were payable in thirty-six consecutive monthly payments of $25,015 continuing until January 1, 2010. On November 14, 2008, prior to the execution of the Equipment Modification, $334,630 was outstanding under the Equipment Facility.

Pursuant to the Equipment Modification, the total principal amount of the facility was increased to up to $1 million and the maturity date was extended to November 15, 2010. Payment terms were changed to twenty-three equal consecutive monthly payments of $40,000 commencing on December 1, 2008 and concluding on November 15, 2010. The Equipment Facility will now accrue interest at LIBOR plus 2.5%.

Except as set forth in the Equipment Modification, all other terms and conditions of the Equipment Facility and the Bank’s related credit facilities remain unchanged. The Equipment Modification is filed as Exhibit 10.1 hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1*	Modification Agreement between the Company and RBC Bank (USA) dated November 14, 2008.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ David B. Dechant
David B. Dechant
Chief Financial Officer

Dated: November 20, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Modification Agreement between the Company and RBC Bank (USA) dated November 14, 2008.

*	Filed herewith.

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